Interest expenses and similar charges	12 Months Ended
Dec. 31, 2017
Interest expenses and similar charges
Interest expenses and similar charges

34. Interest expenses and similar charges

Interest expenses and similar charges in the consolidated income statement include the interest accrued during the year on all financial liabilities with an implicit or explicit return, calculated by applying the effective interest method, irrespective of measurement at fair value, the adjustment to interest expense as a result of hedge accounting and the net interest cost attributable to pension funds.

The breakdown of the main items of interest expenses and similar charges accrued in 2015, 2016 and 2017 is as follows:

	2015	2016	2017

Deposits from credit institutions	6,001	6,145	7,564
Customer deposits	9,026	14,609	24,560
Marketable debt securities	1,893	2,625	3,696
Subordinated liabilities	1,259	1,473	1,600
Hedging derivatives	463	167	129
Other interest expenses	2,600	3,304	4,609
	21,242	28,323	42,158